TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042            HV-5795 – PremierSolutions Standard (Series A)

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Supplement dated July 6, 2020 to your Prospectus

1.         FUND NAME CHANGES

FEDERATED FUNDS

Effective on June 26, 2020, the following name changes were made to your Prospectus:

Old Name	New Name

Federated Clover Small Value Fund	Federated Hermes Clover Small Value Fund
Federated Equity Income Fund, Inc.	Federated Hermes Equity Income Fund, Inc.
Federated Kaufmann Fund	Federated Hermes Kaufmann Fund
Federated MDT Mid Cap Growth Fund	Federated Hermes MDT Mid Cap Growth Fund

As a result of the change, all references to the Old Names in your Prospectus are deleted and replaced with the New Names.

2.                                    FUND MERGERS

At a meeting held on June 16-17, 2020, the Board of Directors of Hartford Series Fund, Inc. and Hartford HLS Series II, Inc. approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of each Acquired Fund identified below (each an “Acquired Fund”) into the corresponding Acquiring Fund identified below (each an “Acquiring Fund”) (each a “Reorganization” and collectively, the “Reorganizations”).  Each Reorganization is expected to close after the close of business on or about September 18, 2020 (the “Closing Date”).

Acquired Fund	Acquiring Fund

Hartford Growth Opportunities HLS Fund – Class IB	Hartford Disciplined Equity HLS Fund – Class IB
Hartford Global Growth HLS Fund – Class IB	Hartford Disciplined Equity HLS Fund – Class IB
Hartford Value HLS Fund – Class IB	Hartford Dividend and Growth HLS Fund – Class IB

Each Reorganization contemplates: (1) the transfer of all of the assets of the Acquired Fund to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund as of the close of business on the Closing Date; (2) the assumption by the corresponding Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the corresponding Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of an Acquired Fund will receive shares of the corresponding Acquiring Fund of the same class, and in equal value to, the shares of the Acquired Fund held by that shareholder as of the close of business on the Closing Date. Each Reorganization does not require shareholder approval. References below to a combined Fund refer to an Acquiring Fund following the completion of the applicable Reorganizations.

With respect to each Reorganization, it is anticipated that, immediately following the Reorganization, shareholders of the combined Fund will incur lower actual management fees (i.e., the management fee rate payable calculated based on a fund’s asset level) than the shareholders of the corresponding Acquired Fund immediately prior to the Reorganization. With respect to each Reorganization, the total annual operating expense ratio of each class of the combined Fund immediately after the Reorganizations are expected to be lower than the total annual operating expense ratio of the corresponding class of the corresponding Acquired Fund immediately prior to the Reorganization.

As a result of the Reorganization(s), if any of your Participant Account value is allocated to the Acquired Fund Sub-Account(s), that amount was merged into the Acquiring Fund Sub-Account(s).  If any portion of your future Contribution is allocated to the Acquired Fund Sub-Account(s), you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that includes an allocation to the Acquired Fund Sub-Account(s) will be allocated automatically to the Acquiring Fund Sub-Account(s).

Participants who are automatically transferred to the Acquiring Fund Sub-Account(s) as a result of the Reorganization(s) will be permitted to make one special transfer out of the Acquiring Fund Sub-Account(s) to other available Sub-Accounts until 60 days after the date of the Reorganization(s). This one special transfer will not be counted toward any limitations on transfers under your Contract.

Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Acquired Fund Sub-Account(s), your enrollment will be automatically replaced by the Acquiring Fund Sub-Account(s).

Effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Acquired Fund(s) are deleted and replaced with the Acquiring Fund(s).

3.                                    FUND NAME CHANGES

INVESCO OPPENHEIMER FUNDS

Effective on or about September 30, 2020, the following name changes will be made to your Prospectus:

Current Name	New Name

Invesco Oppenheimer Discovery Mid Cap Growth Fund	Invesco Discovery Mid Cap Growth Fund –
Invesco Oppenheimer Global Fund	Invesco Global Fund
Invesco Oppenheimer Global Opportunities Fund	Invesco Global Opportunities Fund
Invesco Oppenheimer Global Strategic Income Fund	Invesco Global Strategic Income Fund
Invesco Oppenheimer Gold & Special Minerals Fund	Invesco Gold & Special Minerals Fund
Invesco Oppenheimer International Bond Fund	Invesco International Bond Fund
Invesco Oppenheimer International Diversified Fund	Invesco International Diversified Fund
Invesco Oppenheimer Main Street All Cap Fund®	Invesco Main Street All Cap Fund®
Invesco Oppenheimer Main Street Fund®	Invesco Main Street Fund®
Invesco Oppenheimer Main Street Mid Cap Fund®	Invesco Main Street Mid Cap Fund®
Invesco Oppenheimer Rising Dividends Fund	Invesco Rising Dividends Fund

As a result of the change, all references to the Current Names in your Prospectus are deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.